EXHIBIT 10.1

AMENDMENT NO. 1 TO REGISTRATION RIGHTS AGREEMENT

This AMENDMENT NO. 1 TO REGISTRATION RIGHTS AGREEMENT (this “Amendment”) dated September 7, 2007, is entered into by and among Synvista Therapeutics, Inc., a Delaware corporation (the “Company”), and the purchasers (the “Purchasers”) identified on the signature pages to that certain Registration Rights Agreement dated as of July 25, 2007 (the “Registration Rights Agreement”).

WHEREAS, in connection with the execution and delivery of that certain Series B Preferred Stock and Warrant Purchase Agreement dated April 5, 2007, by and among the Company and the Purchasers, the Company issued and sold to the Purchasers (i) an aggregate of 10,000,000 of its Series B Convertible Preferred Stock, $0.01 par value per share (the “Series B Preferred Stock”), and (ii) warrants (the “Warrants”), each dated July 25, 2007, to purchase and aggregate of 3,100,000 shares of the Series B Preferred Stock, and pursuant to the Registration Rights Agreement, the Company granted the Purchasers certain registration rights with respect to the common stock, $0.01 par value per share (“Common Stock”), of the Company issuable upon conversion of the Series B Preferred Stock, and

WHEREAS, in accordance with Section 6(g) of the Registration Rights Agreement, the Company and the Purchasers desire to amend the Registration Rights Agreement as set forth herein.

NOW THEREFORE, in consideration of the mutual covenants contained herein, and for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Company and each of the Purchasers agree as follows:

1.  Amendment to Registration Rights Agreement.

a)	The definition of Effectiveness Date is hereby deleted in its entirety and replaced with the following:

“Effectiveness Date” means, with respect to each Registration Statement required to be filed hereunder, the 60th calendar day following the date on which such Registration Statement is filed (the 90th calendar day in the case of a “full review” by the Commission) if the Registration Statement is on Form S-3 or the 240th calendar day following the date on which such Registration Statement is filed if the Registration Statement is on Form S-1; provided, however, in the event the Company is notified by the Commission that one of the above Registration Statements will not be reviewed or is no longer subject to further review and comments, the Effectiveness Date as to such Registration Statement shall be the fifth Trading Day following the date on which the Company is so notified if such date precedes the dates required above.

b)	The definition of Filing Date is hereby deleted in its entirety and replaced with the following:

“Filing Date” means, as applicable, the First Filing Date, the Second Filing Date or the Final Filing Date, and with respect to any additional Registration Statements which are requested pursuant to Section 2(a), the 30th calendar day following the date of such request, and with respect to any additional Registration Statements which may be required pursuant to Section 6(f)(ii), the 60th calendar day following the date on which the Company notifies the Holders of such request.

c)	The definition of Registration Statement is hereby deleted in its entirety and replaced with the following:

“Registration Statement” means the registration statements required to be filed hereunder and any additional registration statements contemplated by Section 6(f)(ii), including (in each case) the Prospectus, amendments and supplements to such registration statement or Prospectus, including pre- and post-effective amendments, all exhibits thereto, and all material incorporated by reference or deemed to be incorporated by reference in such registration statement.

d)	The following definitions are hereby added to Section 1

“First Filing Date” means, with respect to the initial Registration Statement required pursuant to Section 2(a) hereunder, September 7, 2007.

“Second Filing Date” means, with respect to the second Registration Statement required pursuant to Section 2(a) hereunder, the date that is 6 months following the effectiveness of the Registration Statement filed on the First Filing Date.

“Final Filing Date” means, with respect to the final Registration Statement required pursuant to Section 2(a) hereunder, the date that is 6 months following the effectiveness of the Registration Statement filed on the Second Filing Date.

“Non-Affiliate Public Float” means the number of shares of issued and outstanding shares of Common Stock, not including shares of Common Stock held by Affiliates, as such term is used and construed in the Securities Act.

e)	The first sentence of Section 2(a) is hereby deleted in its entirety and replaced with the following:

“On or prior to each of the First Filing Date and the Second Filing Date, the Company shall prepare and file with the Commission a “Shelf” Registration Statement covering the resale of an amount of Registrable Securities equal to approximately one-third (1/3) of the then current Non-Affiliate Public Float, or if greater, the maximum number of Registrable Securities permitted by publicly-available written guidance, rules of general applicability of the Commission staff, or written comments, requirements or request of the Commission staff to the Company in connection with the review of any Registration Statement as determined jointly by the Company and a majority of the Holders of Registrable Securities (the “Commission Guidance”) for an offering to be made on a continuous basis pursuant to Rule 415. On or prior to the Final Filing Date, the Company shall prepare and file with the Commission a “Shelf” Registration Statement covering, as requested by the Holders of a majority of the Registrable Securities, either (i) the resale of the Registrable Securities not covered by the Registration Statements filed on the First Filing Date and the Second Filing Date that are then effective, or (ii) the maximum number of Registrable Securities permitted by the Commission Guidance for an offering to be made on a continuous basis pursuant to Rule 415. Commencing on the six month anniversary of the Final Filing Date, at any time upon written notice from a majority of the Holders of Registrable Securities, the

Company shall prepare and file with the Commission such “Shelf” Registration Statements covering, as requested by the Holders of a majority of the Registrable Securities, either (i) the resale of the Registrable Securities not covered by the Registration Statements filed prior to the date of such notice that are then effective or (ii) the maximum number of Registrable Securities permitted by the Commission Guidance for an offering to be made on a continuous basis pursuant to Rule 415. If the amount of the Registrable Securities to be registered in any Registration Statement is less than the amount of the total number of Registrable Securities not included in any other Registration Statements that are then effective, then, the number of Registrable Securities to be registered on such Registration Statement will first be reduced by the Registrable Securities issuable upon exercise of the Warrants and second by the Registrable Securities issuable upon the conversion of the Preferred Stock, each on a pro rata basis based on the total number of Registrable Securities not included in any other Registration Statements that are then effective held by each Holder.

f)	Section 2(b) is hereby deleted in its entirety and replaced with the following:

If: (i) a Registration Statement is not filed on or prior to its Filing Date (if the Company files a Registration Statement without affording the Holders the opportunity to review and comment on the same as required by Section 3(a), the Company shall not be deemed to have satisfied this clause (i)), or (ii) the Company fails to file with the Commission a request for acceleration in accordance with Rule 461 promulgated under the Securities Act, within five Trading Days of the date that the Company is notified (orally or in writing, whichever is earlier) by the Commission that a Registration Statement will not be “reviewed,” or not subject to further review, or (iii) prior to its Effectiveness Date, the Company fails to file a pre-effective amendment and otherwise respond in writing to comments made by the Commission in respect of such Registration Statement within 15 calendar days after the receipt of comments by or notice from the Commission that such amendment is required in order for a Registration Statement to be declared effective, or (iv) a Registration Statement filed or required to be filed hereunder is not declared effective by the Commission by its Effectiveness Date, or (v) after the Effectiveness Date, a Registration Statement ceases for any reason to remain continuously effective as to all Registrable Securities for which it is required to be effective, or the Holders are otherwise not permitted to utilize the Prospectus therein to resell such Registrable Securities for more than 15 consecutive calendar days or more than an aggregate of 25 calendar days during any 12-month period (which need not be consecutive calendar days) (any such failure or breach being referred to as an “Event”, and for purposes of clause (i) or (iv) the date on which such Event occurs, or for purposes of clause (ii) the date on which such five Trading Day period is exceeded, or for purposes of clause (iii) the date which such 15 calendar day period is exceeded, or for purposes of clause (v) the date on which such 15 or 25 calendar day period, as applicable, is exceeded being referred to as the “Event Date”), then in addition to any other rights the Holders may have hereunder or under applicable law, on such Event Date and on each monthly anniversary of such Event Date (if the applicable Event shall not have been cured by such date) until the applicable Event is cured, the Company shall pay to each Holder an amount in cash, as partial liquidated damages and not as a penalty, equal to 1% of the aggregate purchase price paid by such Holder pursuant to the Purchase Agreement for any Securities then held by such Holder, subject to an overall limit of 8% for each calendar year, provided, however, that, with respect to a Registration Statement filed pursuant to Section 2(a), (a) in the case of (iv), if the Commission does not declare the Registration Statement effective on or before the Effectiveness Date, or (b), if the Commission allows the Registration Statement to be declared effective at any time before or after the Effectiveness Date, subject to the withdrawal of certain Registrable Securities from the Registration Statement, and the reason for (a) or (b) is the Commission’s determination that (x) the offering of any of the Registrable Securities constitutes a primary offering of securities by the Company, (y) Rule 415 may not be relied upon for the registration of any or all of the Registrable Securities, and/or (z) a Holder of any Registrable Securities must be named as an underwriter, the Holders understand and agree that the Company may reduce, on a pro rata basis, the total number of Registrable Securities to be registered on behalf of each such Holder, and the failure to include such Registrable Securities in any Registration Statement shall not constitute an Event and the Company shall not be required to pay any partial liquidated damages as described above. The partial liquidated damages pursuant to the terms hereof shall apply on a daily pro rata basis for any portion of a month prior to the cure of an Event.

g)	Section 3(c) is hereby deleted in its entirety and replaced with the following:

“[Intentionally Omitted]”

h)	The first sentence of Section 4 is hereby deleted in its entirety and replaced with the following:

All fees and expenses (exclusive of underwriting discounts and commissions) incident to the preparation, filing and obtaining and maintaining the effectiveness of the first three Registration Statements required to be filed pursuant to Section 2(a) of this Agreement shall be borne by the Company whether or not any Registrable Securities are sold pursuant to such Registration Statements; provided, however, the Company shall pay up to a maximum of $30,000 for reasonable fees and expenses of no more than one special counsel for the

Purchasers if such Registration Statements are on Form S-3 or up to a maximum of $60,000 for reasonable fees and expenses of no more than one special counsel for the Purchasers if the Company is not then eligible to register for resale the Registrable Securities on Form S-3. The Holders of Registrable Securities shall be responsible for the payment all of their own, as well as 50% of the Company’s, fees and expenses (exclusive of underwriting discounts and commissions) incident to the preparation, filing and obtaining and maintaining the effectiveness of all other Registration Statements required to be filed pursuant to Section 2(a) and incident to the performance of or compliance with Section 6(f)(ii) of this Agreement on a pro rata basis based on the number of Registrable Shares included by each Holder in such Registration Statement, provided, however, that the Holders of Registrable Securities shall pay up to a maximum of the lesser of (i) $10,000 or (ii) 0.5% of the value of the Registrable Securities included on such Registration Statement as determined by the Closing Price on the effective date of such Registration Statement of the Company’s reasonable fees and expenses in connection with the preparation and filing of each Registration Statement on Form S-3 or up to a maximum of the lesser of (i) $25,000 or (ii) 0.5% of the value of the Registrable Securities included on such Registration Statement as determined by the Closing Price on the effective date of such Registration Statement of the Company’s reasonable fees and expenses in connection with the preparation and filing of each Registration Statement on Form S-1.

i)	Section 6(f) is hereby deleted in its entirety and replaced with the following:

(i) Piggy-Back Registrations.

(A) If at any time during the Effectiveness Period there is not an effective Registration Statement covering the Registrable Securities that are then required to be registered in accordance with Section 2(a) or Section 6(f)(ii) hereof, and the Company shall determine to prepare and file with the Commission a registration statement relating to an offering for its own account or the account of others under the Securities Act of any of its equity securities, other than on Form S-4 or Form S-8 (each as promulgated under the Securities Act) or their then equivalents relating to equity securities to be issued solely in connection with any acquisition of any entity or business or equity securities issuable in connection with the stock option or other employee benefit plans, then the Company shall send to each Holder a written notice of such determination and, if within 15 days after the date of such notice, any such Holder shall so request in writing, the Company shall include in such registration statement all or any part of the Registrable Securities required to be included pursuant to Section 2(a), but not so included, that such Holder requests to be registered; provided, however, that, the Company shall not be required to register any Registrable Securities pursuant to this Section 6(f)(i)(A) that are eligible for resale pursuant to Rule 144(k) promulgated under the Securities Act or that are the subject of a then effective Registration Statement.

(B) If, at any time, the Company shall determine to prepare and file with the Commission a registration statement relating to an underwritten public offering for its own account or the account of others under the Securities Act of any of its equity securities, other than on Form S-4 (as promulgated under the Securities Act) or its then equivalent relating to equity securities to be issued solely in connection with any acquisition of any entity or business, then the Company shall send to each Holder a written notice of such determination and, if within 15 days after the date of such notice, any such Holder shall so request in writing, the Company shall include in such registration statement all or any part of such Registrable Securities such Holder requests to be registered; provided, however, that, the Company shall not be required to register any Registrable Securities of a Holder, if all of the Registrable Securities of such Holder pursuant to this Section 6(f)(i)(B) that are eligible for resale pursuant to Rule 144(k) promulgated under the Securities Act or are the subject of one or more then effective Registration Statements. If the total amount of Registrable Securities that are to be included by the Company for its own account and at the request of Holders thereof exceeds the amount of securities that the underwriters reasonably believe compatible with the success of the offering, then the Company will include in such registration only the number of securities which in the opinion of such underwriters can be sold, in the following order:

(1)  first, the equity securities to be registered on behalf of the Company;

(2)  then, the Registrable Securities requested to be included by the Holders pro rata based on the number of Registrable Securities owned by each of them which each of them request be included in such registration; provided, however, that the number of Registrable Securities shall not be reduced below 30% of the securities included in such registration statement; and

(3)  then, any other equity securities.

(ii) Demand Registrations.

(a) If, at any time the Company shall receive a written request (specifying that it is being made pursuant to this Section 6(f)(ii)) from Holders of a majority of Registrable Securities not registered in any then effective Registration Statement that the Company file a registration statement under the Securities Act in connection with an underwritten public offering, then the Company shall send to each Holder a written notice of such request and if within 15 days after the date of such notice, any such Holder shall so request in writing, the Company shall include in such Registration Statement all or any part of such Registrable Securities not registered in any then effective Registration Statement such Holder requests to be registered and shall file such Registration Statement by its Filing Date. Subject to the terms of this Agreement, the Company shall use its good faith commercially reasonable efforts to cause a Registration Statement to be declared effective under the Securities Act as promptly as possible after the filing thereof, but in any event prior to the applicable Effectiveness Date. The Company shall telephonically request effectiveness of such Registration Statement as of 5:00 pm Eastern Time on a Trading Day.

(b) Notwithstanding the foregoing obligations, if the Company furnishes to Holders requesting a registration pursuant to this Section 6(f)(ii) a certificate signed by the Company’s chief executive officer stating that in the good faith judgment of the Company’s Board of Directors as evidenced by a board resolution, it would be materially detrimental to the Company and its stockholders for such registration statement to either become effective or remain effective for as long as such registration statement otherwise would be required to remain effective, because such action would (i) materially interfere with a significant acquisition, corporate reorganization, or other similar transaction involving the Company; (ii) require premature disclosure of material information that the Company has a bona fide business purpose for preserving as confidential; or (iii) render the Company unable to comply with requirements under the Securities Act or Exchange Act, then the Company shall have the right to defer taking action with respect to such filing, and any time periods with respect to filing or effectiveness thereof shall be tolled correspondingly, for a period of not more than ninety (90) days after the request of the Initiating Holders is given; provided, however, that the Company may not invoke this right more than once in any twelve (12) month period, and provided further that the Company shall not register any securities for its own account or that of any other stockholder during such ninety (90) day period.

(c) The Company shall immediately notify the Holders via facsimile or electronic transmission of the effectiveness of a Registration Statement on the same Trading Day that the Company telephonically confirms effectiveness with the Commission, which shall be the date requested for effectiveness of a Registration Statement. The Company shall, by 9:30 am Eastern Time on the Trading Day after the Effective Date, file a final Prospectus with the Commission as required by Rule 424. Failure to so notify the Holder within one (1) Trading Day of such notification or effectiveness or failure to file a final Prospectus as aforesaid shall be deemed an Event under Section 2(b). If the total amount of Registrable Securities that are to be included at the request of Holders thereof and by the Company for its own account and exceeds the amount of securities that the underwriters reasonably believe compatible with the success of the offering, then the Company will include in such registration statement only the number of securities which in the opinion of such underwriters can be sold, in the following order:

(1)  first, the Registrable Securities requested to be included by the Holders pro rata based on the number of Registrable Securities owned by each of them which each of them request be included in such registration;

(2)  then, the equity securities to be registered on behalf of the Company; and

(3)  then, any other equity securities.

(iii) Underwriting Requirements.

The Company shall (together with all Holders proposing to distribute their securities through such underwriting) enter into an underwriting agreement with the underwriters selected for such underwriting either (A) by the Company in the case of an underwriting pursuant to Section 6(f)(i)(B) or (B) by the Holders of a majority of the Registrable Securities being registered and agreed to by the Company in the case of an underwriting pursuant to Section 6(f)(ii). In any registration pursuant to Sections 6(f)(i)(B) or 6(f)(ii), each Holder shall take all action with respect to executing such underwriting agreement, including being liable in respect of (A) any representations and warranties being made by each Holder, and (B) any indemnification agreements and “lock-up” agreements made by each Holder for the benefit of the underwriters in such underwriting agreement; provided, however, that (1) with respect to individual representations and warranties regarding such matters as legal capacity or due organization of such Holder, authority to participate in the underwritten public offering, compliance by such Holder with laws and agreements applicable to it, ownership (free and clear of liens, charges, encumbrances and adverse claims) of Registrable Securities to be sold by such Holder and accuracy of information with respect to such Holder furnished for inclusion in any disclosure document relating to each underwritten public offering, the aggregate amount of such liability shall not exceed the net proceeds received by such participating Holder from the underwritten public offering and (2) to the extent selling stockholders give further representations, warranties and indemnities, then with respect to all other representations, warranties and indemnities of sellers of shares in such underwritten public offering, the aggregate amount of such liability shall not exceed the lesser of (y) such Holder’s pro rata portion of any such liability, in accordance with such Holder’s portion of the total number of Registrable Securities included in the underwritten public offering or (z) the net proceeds received by such Holder from the underwritten public offering.

2.  Ratification. The parties hereby ratify and confirm in all respects the Registration Rights Agreement, as amended by this Amendment.

3.  Governing Law. All questions concerning the construction, validity, enforcement and interpretation of the Registration Rights Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof.

4.  Other Matters. The Company hereby acknowledges and agrees that the execution and delivery by the Purchasers of this Amendment shall not be deemed to create a course of dealing or otherwise obligate the Purchasers to execute similar extensions, amendments or waivers under the same or similar circumstances in the future.

5.  Execution. This Amendment may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature page were an original thereof.

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IN WITNESS WHEREOF, the undersigned hereby executes this Amendment as of the date first set forth above.

SYNVISTA THERAPEUTICS, INC.	Address for Notice:

/s/ Noah Berkowitz	221 West Grand Avenue
Name: Noah Berkowitz Title: President	Montvale, NJ 07645

With a copy to (which shall not constitute notice): Mintz Levin Cohn Ferris Glovsky and Popeo, P.C. One Financial Center Boston, MA 02111 Attn: William T. Whelan, Esq.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK
SIGNATURE PAGE FOR PURCHASER FOLLOWS]

IN WITNESS WHEREOF, the undersigned hereby executes this Amendment No. 1 as of the date first set forth above.

Atticus Global Advisors, Ltd.		BAKER/TISCH INVESTMENTS, L.P.

By:	/s/ Matthew Edmonds	By:	Baker/Tisch Capital, L.P.,
	Name: Matthew Edmonds Title: Director	By:	its general partner Baker/Tisch Capital (GP), LLC, its general partner

		By:	/s/ Felix Baker, Ph.D.
Name: Felix Baker, Ph.D. Title: Managing Member

Green Way Managed Account Series, Ltd., in respect to its segregated account, Green Way Portfolio D		BAKER BIOTECH FUND I, L.P.

By:	/s/ Dominique Ould-Ferhat	By:	Baker Biotech Capital, L.P.,
	Name: Dominique Ould-Ferhat Title: President and Director	By:	its general partner Baker Biotech Capital (GP), LLC, its general partner

		By:	/s/ Felix Baker, Ph.D.
Name: Felix Baker, Ph.D. Title: Managing Member

Rodman and Renshaw LLC		Baker Brothers Life Sciences, L.P.

By:	/s/ Thomas G. Pinou	By:	Baker Brothers Life Sciences Capital, L.P.
	Name: Thomas G. Pinou Title: Chief Financial Officer	By:	its general partner Baker Brothers Life Sciences Capital (GP), LLC its general partner

		By:	/s/ Felix Baker, Ph.D.
Name: Felix Baker, Ph.D. Title: Managing Member

14159, L.P.

By:	14159 Capital, L.P.,
By:	its general partner 14159 Capital (GP), LLC, its general partner

By:	/s/ Felix Baker, Ph.D.
Name: Felix Baker, Ph.D. Title: Managing Member